                                                                     Exhibit 20




                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

                -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Centurion Bank and American Express Receivables Financing Corporation II, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2.   TRS is, as of the date hereof, the Servicer under the Agreement.

3.   The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on January 15, 2004 and covers activity from November 25, 2003 through December 25, 2003.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



     IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of January, 2004.



                                          AMERICAN EXPRESS TRAVEL RELATED
                                          SERVICES COMPANY, INC., as Servicer

                                          By:    /s/ Robin Flanagan
                                                 ----------------------------
                                          Name:  Robin Flanagan
                                          Title: Director
                                                 Global External Reporting

I.  Monthly Period Trust Activity
--------------------------------------------------------------------------------


A. Trust Activity                                       Trust Totals
-----------------                                       ------------

Number of days in period                                          31
Beginning Principal Receivable Balance             25,037,751,524.34
Special Funding Account Balance                                 0.00
Beginning Total Principal Balance                  25,037,751,524.34

Finance Charge Collections (excluding                 255,326,771.10
  Discount Option & Recoveries)
Discount Percentage                                            2.00%
Discount Option Receivables Collections               118,186,007.70
Premium Option Receivables Collections                          0.00
Recoveries                                             16,454,097.25
Total Collections of Finance Charge Receivables       389,966,876.05
Total Collections of Principal Receivables          5,791,114,377.49
Monthly Payment Rate                                        22.3834%
Defaulted amount                                      116,969,890.74
Annualized Default Rate                                      5.3157%
Trust Portfolio Yield                                       12.8379%
New Principal Receivables                           6,779,194,195.66
Ending Principal Receivables Balance               25,908,861,451.77
Ending Required Minimum Principal Balance          20,731,250,000.00
Ending Transferor Amount                            6,533,861,451.77
Ending Special Funding Account Balance                          0.00
Ending Total Principal Balance                     25,908,861,451.77



B. Series Allocations                                          Series 1999-1      Series 1999-2     Series 1999-3      Series 1999-5
---------------------                                          -------------      -------------     -------------      -------------
Group Number                                                               1                  1                 2                  2
Invested Amount                                             1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Adjusted Invested Amount                                    1,000,000,000.00     500,000,000.00  1,000,000,000.00     500,000,000.00
Principal Funding Account Balance                                       0.00               0.00              0.00               0.00
Series Required Transferor Amount                              70,000,000.00      35,000,000.00     70,000,000.00      35,000,000.00
Series Allocation Percentage                                           5.16%              2.58%             5.16%              2.58%
Series Alloc. Finance Charge Collections                       20,127,322.64      10,063,661.32     20,127,322.64      10,063,661.32
Series Allocable Recoveries                                       849,243.73         424,621.86        849,243.73         424,621.86
Series Alloc. Principal Collections                           298,896,225.93     149,448,112.97    298,896,225.93     149,448,112.97
Series Allocable Defaulted Amount                               6,037,155.65       3,018,577.83      6,037,155.65       3,018,577.83

B. Series Allocations                      Series 2000-1       Series 2000-2      Series 2000-3     Series 2000-4      Series 2000-5
---------------------                      -------------       -------------      -------------     -------------      -------------

Group Number                                           1                   2                  2                 2                  2
Invested Amount                           500,000,000.00      500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Adjusted Invested Amount                  500,000,000.00      500,000,000.00   1,000,000,000.00  1,212,122,000.00     787,878,000.00
Principal Funding Account Balance                   0.00                0.00               0.00              0.00               0.00
Series Required Transferor Amount          35,000,000.00       35,000,000.00      70,000,000.00     84,848,540.00      55,151,460.00
Series Allocation Percentage                       2.58%               2.58%              5.16%             6.26%              4.07%
Series Alloc. Finance Charge Collections   10,063,661.32       10,063,661.32      20,127,322.64     24,396,770.57      15,857,874.70
Series Allocable Recoveries                   424,621.86          424,621.86         849,243.73      1,029,387.01         669,100.45
Series Alloc. Principal Collections       149,448,112.97      149,448,112.97     298,896,225.93    362,298,691.17     235,493,760.70
Series Allocable Defaulted Amount           3,018,577.83        3,018,577.83       6,037,155.65      7,317,769.18       4,756,542.12

B. Series Allocations                      Series 2001-1       Series 2001-2      Series 2001-3     Series 2001-4      Series 2001-5
---------------------                      -------------       -------------      -------------     -------------      -------------

Group Number                                           2                   1                  2                 2                  2
Invested Amount                           750,000,000.00      250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Adjusted Invested Amount                  750,000,000.00      250,000,000.00     750,000,000.00    725,000,000.00     500,000,000.00
Principal Funding Account Balance                   0.00                0.00               0.00              0.00               0.00
Series Required Transferor Amount          52,500,000.00       17,500,000.00      52,500,000.00     50,750,000.00      35,000,000.00
Series Allocation Percentage                       3.87%               1.29%              3.87%             3.74%              2.58%
Series Alloc. Finance Charge Collections   15,095,491.98        5,031,830.66      15,095,491.98     14,592,308.91      10,063,661.32
Series Allocable Recoveries                   636,932.80          212,310.93         636,932.80        615,701.70         424,621.86
Series Alloc. Principal Collections       224,172,169.45       74,724,056.48     224,172,169.45    216,699,763.80     149,448,112.97
Series Allocable Defaulted Amount           4,527,866.74        1,509,288.91       4,527,866.74      4,376,937.85       3,018,577.83

B. Series Allocations                      Series 2001-6       Series 2001-7      Series 2002-1     Series 2002-2      Series 2002-3
---------------------                      -------------       -------------      -------------     -------------      -------------

Group Number                                           2                   2                  2                 2                  2
Invested Amount                           700,000,000.00      650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Adjusted Invested Amount                  700,000,000.00      650,000,000.00     920,000,000.00    940,000,000.00     920,000,000.00
Principal Funding Account Balance                   0.00                0.00               0.00              0.00               0.00
Series Required Transferor Amount          49,000,000.00       45,500,000.00      64,400,000.00     65,800,000.00      64,400,000.00
Series Allocation Percentage                       3.61%               3.35%              4.75%             4.85%              4.75%
Series Alloc. Finance Charge Collections   14,089,125.84       13,082,759.71      18,517,136.82     18,919,683.28      18,517,136.82
Series Allocable Recoveries                   594,470.61          552,008.42         781,304.23        798,289.11         781,304.23
Series Alloc. Principal Collections       209,227,358.15      194,282,546.86     274,984,527.86    280,962,452.38     274,984,527.86
Series Allocable Defaulted Amount           4,226,008.96        3,924,151.17       5,554,183.20      5,674,926.31       5,554,183.20

B. Series Allocations                      Series 2002-4       Series 2002-5      Series 2002-6     Series 2003-1      Series 2003-2
---------------------                      -------------       -------------      -------------     -------------      -------------

Group Number                                           2                   2                  2                 2                  2
Invested Amount                           500,000,000.00      600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Adjusted Invested Amount                  500,000,000.00      600,000,000.00     720,000,000.00    920,000,000.00   1,100,000,000.00
Principal Funding Account Balance                   0.00                0.00               0.00              0.00               0.00
Series Required Transferor Amount          35,000,000.00       42,000,000.00      50,400,000.00     64,400,000.00      77,000,000.00
Series Allocation Percentage                       2.58%               3.10%              3.72%             4.75%              5.68%
Series Alloc. Finance Charge Collections   10,063,661.32       12,076,393.58      14,491,672.30     18,517,136.82      22,140,054.90
Series Allocable Recoveries                   424,621.86          509,546.24         611,455.48        781,304.23         934,168.10
Series Alloc. Principal Collections       149,448,112.97      179,337,735.56     215,205,282.67    274,984,527.86     328,785,848.53
Series Allocable Defaulted Amount           3,018,577.83        3,622,293.39       4,346,752.07      5,554,183.20       6,640,871.22


B. Series Allocations                     Series 2003-3       Series 2003-4                                            Trust Total
---------------------                     -------------       -------------                                            -----------
Group Number                                            2                 1
Invested Amount                            750,000,000.00    680,000,000.00                                      19,375,000,000.00
Adjusted Invested Amount                   750,000,000.00    680,000,000.00                                      19,375,000,000.00
Principal Funding Account Balance                    0.00              0.00                                                   0.00
Series Required Transferor Amount           52,500,000.00     47,600,000.00                                       1,356,250,000.00
Series Allocation Percentage                        3.87%             3.51%                                                   100%
Series Alloc. Finance Charge Collections    15,095,491.98     13,686,579.39                                         389,966,876.05
Series Allocable Recoveries                    636,932.80        577,485.74                                          16,454,097.25
Series Alloc. Principal Collections        224,172,169.45    203,249,433.64                                       5,791,114,377.49
Series Allocable Defaulted Amount            4,527,866.74      4,105,265.84                                         116,969,890.74

C. Group Allocations
--------------------

1. Group 1 Allocations                      Series 1999-1     Series 1999-2     Series 2000-1     Series 2001-2      Series 2003-4
----------------------                      -------------     -------------     -------------     -------------      -------------

Investor Finance Charge Collections         15,578,793.61      7,787,577.80      7,787,577.80      3,893,788.90      10,591,105.81

Investor Monthly Interest                    4,459,140.62      2,361,966.15      2,846,601.56      1,101,920.57         983,559.79
Investor Default Amount                      4,671,741.02      2,335,870.51      2,335,870.51      1,167,935.25       3,176,783.89
Investor Monthly Fees                        1,666,666.67        833,333.33        833,333.33        416,666.67       1,133,333.33
Investor Additional Amounts                          0.00              0.00              0.00              0.00               0.00
Total                                       10,797,548.31      5,531,169.99      6,015,805.40      2,686,522.49       5,293,677.02

Reallocated Investor Finance
      Charge Collections                    15,578,793.61      7,787,577.80      7,787,577.80      3,893,788.90      10,591,105.81
Available Excess                             4,781,245.30      2,256,407.82      1,771,772.40      1,207,266.41       5,297,428.80

1. Group 1 Allocations                                                                                               Group 1 Total
----------------------                                                                                               -------------

Investor Finance Charge Collections                                                                                  45,638,843.93

Investor Monthly Interest                                                                                            11,753,188.70
Investor Default Amount                                                                                              13,688,201.18
Investor Monthly Fees                                                                                                 4,883,333.33
Investor Additional Amounts                                                                                                   0.00
Total                                                                                                                30,324,723.21

Reallocated Investor Finance
      Charge Collections                                                                                             45,638,843.93
Available Excess                                                                                                     15,314,120.72

2. Group 2 Allocations                                        Series 1999-3     Series 1999-5     Series 2000-2      Series 2000-3
----------------------                                        -------------     -------------     -------------      -------------

Investor Finance Charge Collections                           15,575,155.61      7,787,577.80      7,787,577.80      15,575,155.61

Investor Monthly Interest                                      1,193,456.94        639,116.67        607,998.26       1,204,263.89
Investor Default Amount                                        4,671,741.02      2,335,870.51      2,335,870.51       4,671,741.02
Investor Monthly Fees                                          1,666,666.67        833,333.33        833,333.33       1,666,666.67
Investor Additional Amounts                                            0.00              0.00              0.00               0.00
Total                                                          7,531,864.63      3,808,320.51      3,777,202.11       7,542,671.57

Reallocated Investor Finance
      Charge Collections                                      15,575,155.61      7,787,577.80      7,787,577.80      15,575,155.61
Available Excess                                               8,043,290.98      3,979,257.30      4,010,375.70       8,032,484.04

2. Group 2 Allocations                      Series 2000-4     Series 2000-5     Series 2001-1     Series 2001-3      Series 2001-4
----------------------                      -------------     -------------     -------------     -------------      -------------

Investor Finance Charge Collections         18,878,988.77     12,271,322.45     11,681,366.71     11,681,366.71      11,291,987.82

Investor Monthly Interest                    1,441,618.66        942,469.21        905,361.46        891,831.25         868,034.44
Investor Default Amount                      5,662,720.06      3,680,761.97      3,503,805.76      3,503,805.76       3,387,012.24
Investor Monthly Fees                        2,020,203.33      1,313,130.00      1,250,000.00      1,250,000.00       1,208,333.33
Investor Additional Amounts                          0.00              0.00              0.00              0.00               0.00
Total                                        9,124,542.06      5,936,361.18      5,659,167.22      5,645,637.01       5,463,380.01

Reallocated Investor Finance
      Charge Collections                    18,878,988.77     12,271,322.45     11,681,366.71     11,681,366.71      11,291,987.82
Investment Funding Account Proceeds                  0.00
Available Excess                             9,754,446.71      6,334,961.27      6,022,199.49      6,035,729.69       5,828,607.80



2. Group 2 Allocations                      Series 2001-5     Series 2001-6     Series 2001-7     Series 2002-1      Series 2002-2
----------------------                      -------------     -------------     -------------     -------------      -------------
Investor Finance Charge Collections          7,787,577.80     10,902,608.93     10,123,851.14     14,329,143.16      14,640,646.27

Investor Monthly Interest                      622,906.25        831,682.64        772,724.51      1,097,227.78       1,116,588.14
Investor Default Amount                      2,335,870.51      3,270,218.71      3,036,631.66      4,298,001.73       4,391,436.56
Investor Monthly Fees                          833,333.33      1,166,666.67      1,083,333.33      1,533,333.33       1,566,666.67
Investor Additional Amounts                          0.00              0.00              0.00              0.00               0.00
Total                                        3,792,110.09      5,268,568.02      4,892,689.51      6,928,562.85       7,074,691.36

Reallocated Investor Finance
       Charge Collections                    7,787,577.80     10,902,608.93     10,123,851.14     14,329,143.16      14,640,646.27
Investment Funding Account Proceeds
Available Excess                             3,995,467.71      5,634,040.91      5,231,161.64      7,400,580.31       7,565,954.91

2. Group 2 Allocations                      Series 2002-3     Series 2002-4     Series 2002-5     Series 2002-6      Series 2003-1
----------------------                      -------------     -------------     -------------     -------------      --------------

Investor Finance Charge Collections         14,329,143.16      7,787,577.80      9,345,093.36     11,214,112.04      14,329,143.16

Investor Monthly Interest                    1,092,197.17        560,174.31        743,225.00        876,525.00       1,100,990.83
Investor Default Amount                      4,298,001.73      2,335,870.51      2,803,044.61      3,363,653.53       4,298,001.73
Investor Monthly Fees                        1,533,333.33        833,333.33      1,000,000.00      1,200,000.00       1,533,333.33
Investor Additional Amounts                          0.00              0.00              0.00              0.00               0.00
Total                                        6,923,532.23      3,729,378.15      4,546,269.61      5,440,178.53       6,932,325.90

Reallocated Investor Finance
      Charge Collections                    14,329,143.16      7,787,577.80      9,345,093.36     11,214,112.04      14,329,143.16
Investment Funding Account Proceeds
Available Excess                             7,405,610.92      4,058,199.66      4,798,823.75      5,773,933.51       7,396,817.26

2. Group 2 Allocations                      Series 2003-2     Series 2003-3                                          Group 2 Total
----------------------                      -------------     -------------                                          -------------

Investor Finance Charge Collections         17,132,671.17     11,681,366.71                                         256,133,433.97

Investor Monthly Interest                    1,318,628.06        896,190.63                                          19,723,211.10
Investor Default Amount                      5,138,915.12      3,503,805.76                                          76,826,781.01
Investor Monthly Fees                        1,833,333.33      1,250,000.00                                          27,408,333.33
Investor Additional Amounts                          0.00              0.00                                                   0.00
Total                                        8,290,876.51      5,649,996.39                                         123,958,325.44

Reallocated Investor Finance
      Charge Collections                    17,132,671.17     11,681,366.71                                         256,133,433.97
Investment Funding Account Proceeds                                                                                           0.00
Available Excess                             8,841,794.66      6,031,370.32                                         132,175,108.53



D. Trust Performance
--------------------

Delinquencies:

31-60 Days Delinquent:                        276,521,725
61-90 Days Delinquent:                        172,311,340
90+ Days Delinquent:                          280,992,382
Total 30+ Days Delinquent:                    729,825,447




II. Series 1999-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,292,271,046.42        1,000,000,000.00       292,271,046.42
Beginning Adjusted Invested Amount                           N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            20,127,322.64           15,578,793.61         4,552,167.03
Collections of Principal Receivables              298,896,225.93          231,295,305.09        67,600,920.85
Defaulted Amount                                    6,037,155.65            4,671,741.02         1,365,414.64

Ending Invested / Transferor Amounts            1,337,231,558.80        1,000,000,000.00       337,231,558.80


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                    4,325,000.00                    0.00                 0.00          4,325,000.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            5.6000%                 5.8500%              2.0125%
Monthly Interest Due                                4,036,666.67              292,500.00           129,973.96          4,459,140.63
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                  4,036,666.67              292,500.00           129,973.96          4,459,140.63
Investor Default Amount                             4,041,055.98              280,304.46           350,380.58          4,671,741.02
Investor Monthly Fees Due                           1,441,666.67              100,000.00           125,000.00          1,666,666.67
Investor Additional Amounts Due
Total Due                                           9,519,389.31              672,804.46           605,354.53         10,797,548.31

Reallocated Investor Finance Charge Collections                                                                       15,578,793.61
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                3,638.00
Series Adjusted Portfolio Yield                                                                                            12.8422%
Base Rate                                                                                                                   7.2126%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    865,000,000.00           60,000,000.00        75,000,000.00      1,000,000,000.00
Interest Distributions                              4,036,666.67              292,500.00           129,973.96          4,459,140.63
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                 4,036,666.67              292,500.00           129,973.96          4,459,140.63
Ending Certificates Balance                       865,000,000.00           60,000,000.00        75,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.67

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.67

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                    $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the  Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.88

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.88

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in
       respect of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate principal amount:                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $129,973.96

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $129,973.96

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $13,475,656.47

       a. Class A Monthly Interest:                             $4,036,666.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,041,055.98
       e. Excess Spread:                                        $5,397,933.82

   2.  Class B Available Funds:                                   $934,727.62

       a. Class B Monthly Interest:                               $292,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $642,227.62

   3.  Collateral Available Funds:                              $1,168,409.52

       a. Excess Spread:                                        $1,168,409.52

   4.  Total Excess Spread:                                     $7,208,570.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 1999-1 Allocable Principal
       Collections:                                           $298,896,225.93

   3.  Principal Allocation Percentage of
       Series 1999-1 Allocable Principal Collections:         $231,295,305.09

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $231,295,305.09

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,671,741.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $235,967,046.10

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $75,000,000.00

   2.  Required Collateral Invested Amount:                    $75,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $235,967,046.10

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-1

   1.  Excess Spread:                                           $7,208,570.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $280,304.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $129,973.96
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $350,380.58
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                              $112,224.82
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,669,020.48

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.2126%
       b. Prior Monthly Period                                        7.9658%
       c. Second Prior Monthly Period                                 6.7816%

   2.  Three Month Average Base Rate                                  7.3200%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8422%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6985%



III. Series 1999-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                    2,162,500.00                    0.00                 0.00          2,162,500.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            5.9500%                 6.1000%              2.0125%
Monthly Interest Due                                2,144,479.17              152,500.00            64,986.98          2,361,966.15
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                  2,144,479.17              152,500.00            64,986.98          2,361,966.15
Investor Default Amount                             2,020,527.99              140,152.23           175,190.29          2,335,870.51
Investor Monthly Fees Due                             720,833.33               50,000.00            62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           4,885,840.49              342,652.23           302,677.27          5,531,169.99

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   7.5244%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    432,500,000.00           30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                              2,144,479.17              152,500.00            64,986.98          2,361,966.15
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                 2,144,479.17              152,500.00            64,986.98          2,361,966.15
Ending Certificates Balance                       432,500,000.00           30,000,000.00        37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.96

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.96

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate principal amount:                    $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $5.08

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $5.08

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $64,986.98

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $64,986.98

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect
       of such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,736,254.80

       a. Class A Monthly Interest:                             $2,144,479.17
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,020,527.99
       e. Excess Spread:                                        $2,571,247.64

   2.  Class B Available Funds:                                   $467,254.67

       a. Class B Monthly Interest:                               $152,500.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $314,754.67

   3.  Collateral Available Funds:                                $584,068.34

       a. Excess Spread:                                          $584,068.34

   4.  Total Excess Spread:                                     $3,470,070.65

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 1999-2 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 1999-2 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $37,500,000.00

   2.  Required Collateral Invested Amount:                    $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-2

   1.  Excess Spread:                                           $3,470,070.65
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $140,152.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $64,986.98
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $175,190.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                            $2,162,500.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                    $93,907.82

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.5244%
       b. Prior Monthly Period                                        8.3110%
       c. Second Prior Monthly Period                                 7.0744%

   2.  Three Month Average Base Rate                                  7.6366%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



IV.  Series 1999-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,292,271,046.42        1,000,000,000.00       292,271,046.42
Beginning Adjusted Invested Amount                           N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            20,127,322.64           15,575,155.61         4,552,167.03
Collections of Principal Receivables              298,896,225.93          231,295,305.09        67,600,920.85
Defaulted Amount                                    6,037,155.65            4,671,741.02         1,365,414.64

Ending Invested / Transferor Amounts            1,337,231,558.80        1,000,000,000.00       337,231,558.80


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                    4,125,000.00                    0.00                 0.00          4,125,000.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3025%                 1.5025%              2.0125%
Monthly Interest Due                                  925,317.71              103,505.56           164,633.68          1,193,456.94
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    925,317.71              103,505.56           164,633.68          1,193,456.94
Investor Default Amount                             3,854,186.34              373,739.28           443,815.40          4,671,741.02
Investor Monthly Fees Due                           1,375,000.00              133,333.33           158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,154,504.05              610,578.17           766,782.41          7,531,864.63

Reallocated Investor Finance Charge Collections                                                                       15,575,155.61
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3676%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                                925,317.71              103,505.56           164,633.68          1,193,456.94
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   925,317.71              103,505.56           164,633.68          1,193,456.94
Ending Certificates Balance                       825,000,000.00           80,000,000.00        95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.29

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.29

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $164,633.68

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $164,633.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,849,503.38

       a. Class A Monthly Interest:                               $925,317.71
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,854,186.34
       e. Excess Spread:                                        $8,069,999.33

   2.  Class B Available Funds:                                 $1,246,012.45

       a. Class B Monthly Interest:                               $103,505.56
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,142,506.89

   3.  Collateral Available Funds:                              $1,479,639.78

       a. Excess Spread:                                        $1,479,639.78

   4.  Total Excess Spread:                                    $10,692,146.01

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 1999-3 Allocable Principal
       Collections:                                           $298,896,225.93

   3.  Principal Allocation Percentage of
       Series 1999-3 Allocable Principal Collections:         $231,295,305.09

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $231,295,305.09

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,671,741.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $235,967,046.10

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $95,000,000.00

   2.  Required Collateral Invested Amount:                    $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $235,967,046.10

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-3

   1.  Excess Spread:                                          $10,692,146.01
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $373,739.28
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $164,633.68
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $443,815.40
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                            $4,125,000.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,918,290.98

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3676%
       b. Prior Monthly Period                                        3.5347%
       c. Second Prior Monthly Period                                 3.2055%

   2.  Three Month Average Base Rate                                  3.3693%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



V. Series 1999-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.4025%                 1.6425%              2.0625%
Monthly Interest Due                                  498,179.69               56,575.00            84,361.98            639,116.67
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    498,179.69               56,575.00            84,361.98            639,116.67
Investor Default Amount                             1,927,093.17              186,869.64           221,907.70          2,335,870.51
Investor Monthly Fees Due                             687,500.00               66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,112,772.86              310,111.31           385,436.34          3,808,320.51

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.4674%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                498,179.69               56,575.00            84,361.98            639,116.67
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   498,179.69               56,575.00            84,361.98            639,116.67
Ending Certificates Balance                       412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.21

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.21

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.41

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.41

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $84,361.98

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $84,361.98

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1. The amount of reductions in the Collateral Invested Amount pursuant to clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,424,751.69

       a. Class A Monthly Interest:                               $498,179.69
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,927,093.17
       e. Excess Spread:                                        $3,999,478.83

   2.  Class B Available Funds:                                   $623,006.22

       a. Class B Monthly Interest:                                $56,575.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $566,431.22

   3.  Collateral Available Funds:                                $739,819.89

       a. Excess Spread:                                          $739,819.89

   4.  Total Excess Spread:                                     $5,305,729.95

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 1999-5 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 1999-5 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 1999-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $47,500,000.00

   2.  Required Collateral Invested Amount:                    $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 1999-5

   1.  Excess Spread:                                           $5,305,729.95
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $186,869.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $84,361.98
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $221,907.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,979,257.30

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4674%
       b. Prior Monthly Period                                        3.6345%
       c. Second Prior Monthly Period                                 3.3054%

   2.  Three Month Average Base Rate                                  3.4691%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4. Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%


VI. Series 2000-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------

Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40



------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            7.2000%                 7.4000%              2.0625%
Monthly Interest Due                                2,595,000.00              185,000.00            66,601.56          2,846,601.56
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                  2,595,000.00              185,000.00            66,601.56          2,846,601.56
Investor Default Amount                             2,020,527.99              140,152.23           175,190.29          2,335,870.51
Investor Monthly Fees Due                             720,833.33               50,000.00            62,500.00            833,333.33
Investor Additional Amounts Due
Total Due                                           5,336,361.32              375,152.23           304,291.85          6,015,805.40

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   8.6657%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    432,500,000.00           30,000,000.00        37,500,000.00        500,000,000.00
Interest Distributions                              2,595,000.00              185,000.00            66,601.56          2,846,601.56
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                 2,595,000.00              185,000.00            66,601.56          2,846,601.56
Ending Certificates Balance                       432,500,000.00           30,000,000.00        37,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $6.00

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $6.00

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $6.17

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $6.17

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $66,601.56

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $66,601.56

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,736,254.80

       a. Class A Monthly Interest:                             $2,595,000.00
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,020,527.99
       e. Excess Spread:                                        $2,120,726.81

   2.  Class B Available Funds:                                   $467,254.67

       a. Class B Monthly Interest:                               $185,000.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $282,254.67

   3.  Collateral Available Funds:                                $584,068.34

       a. Excess Spread:                                          $584,068.34

   4.  Total Excess Spread:                                     $2,987,049.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2000-1 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 2000-1 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $37,500,000.00

   2.  Required Collateral Invested Amount:                    $37,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-1

   1.  Excess Spread:                                           $2,987,049.81
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $140,152.23
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $66,601.56
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $175,190.29
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,771,772.40

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      8.6657%
       b. Prior Monthly Period                                        9.5741%
       c. Second Prior Monthly Period                                 8.1467%

   2.  Three Month Average Base Rate                                  8.7955%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



VII. Series 2000-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest               Interest
----------------------------------                   -----------          --------------          ------------
Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3275%                 1.5125%              2.0625%
Monthly Interest Due                                  471,539.06               52,097.22            84,361.98            607,998.26
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    471,539.06               52,097.22            84,361.98            607,998.26
Investor Default Amount                             1,927,093.17              186,869.64           221,907.70          2,335,870.51
Investor Monthly Fees Due                             687,500.00               66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,086,132.23              305,633.53           385,436.34          3,777,202.11

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3941%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                471,539.06               52,097.22            84,361.98            607,998.26
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   471,539.06               52,097.22            84,361.98            607,998.26
Ending Certificates Balance                       412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5 . Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect
       of such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $84,361.98

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $84,361.98

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,424,751.69

       a. Class A Monthly Interest:                               $471,539.06
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,927,093.17
       e. Excess Spread:                                        $4,026,119.46

   2.  Class B Available Funds:                                   $623,006.22

       a. Class B Monthly Interest:                                $52,097.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $570,909.00

   3.  Collateral Available Funds:                                $739,819.89

       a. Excess Spread:                                          $739,819.89

   4.  Total Excess Spread:                                     $5,336,848.35

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2000-2 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 2000-2 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $47,500,000.00

   2.  Required Collateral Invested Amount:                    $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-2

   1.  Excess Spread:                                           $5,336,848.35
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $186,869.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $84,361.98
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $221,907.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,010,375.70

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3941%
       b. Prior Monthly Period                                        3.5613%
       c. Second Prior Monthly Period                                 3.2321%

   2.  Three Month Average Base Rate                                  3.3958%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



VIII. Series 2000-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest               Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,292,271,046.42        1,000,000,000.00       292,271,046.42
Beginning Adjusted Invested Amount                           N/A        1,000,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            20,127,322.64           15,575,155.61         4,552,167.03
Collections of Principal Receivables              298,896,225.93          231,295,305.09        67,600,920.85
Defaulted Amount                                    6,037,155.65            4,671,741.02         1,365,414.64

Ending Invested / Transferor Amounts            1,337,231,558.80        1,000,000,000.00       337,231,558.80


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3225%                 1.5125%              1.9625%
Monthly Interest Due                                  939,526.04              104,194.44           160,543.40          1,204,263.89
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    939,526.04              104,194.44           160,543.40          1,204,263.89
Investor Default Amount                             3,854,186.34              373,739.28           443,815.40          4,671,741.02
Investor Monthly Fees Due                           1,375,000.00              133,333.33           158,333.33          1,666,666.67
Investor Additional Amounts Due
Total Due                                           6,168,712.38              611,267.06           762,692.13          7,542,671.57

Reallocated Investor Finance Charge Collections                                                                       15,575,155.61
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3803%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    825,000,000.00           80,000,000.00        95,000,000.00      1,000,000,000.00
Interest Distributions                                939,526.04              104,194.44           160,543.40          1,204,263.89
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   939,526.04              104,194.44           160,543.40          1,204,263.89
Ending Certificates Balance                       825,000,000.00           80,000,000.00        95,000,000.00      1,000,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.14

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.14

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $160,543.40

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $160,543.40

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,849,503.38

       a. Class A Monthly Interest:                               $939,526.04
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,854,186.34
       e. Excess Spread:                                        $8,055,791.00

   2.  Class B Available Funds:                                 $1,246,012.45

       a. Class B Monthly Interest:                               $104,194.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,141,818.00

   3.  Collateral Available Funds:                              $1,479,639.78

       a. Excess Spread:                                        $1,479,639.78

   4.  Total Excess Spread:                                    $10,677,248.78

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2000-3 Allocable Principal
       Collections:                                           $298,896,225.93

   3.  Principal Allocation Percentage of
       Series 2000-3 Allocable Principal Collections:         $231,295,305.09

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $231,295,305.09

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,671,741.02

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $235,967,046.10

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $95,000,000.00

   2.  Required Collateral Invested Amount:                    $95,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $235,967,046.10

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4. T reated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-3

   1.  Excess Spread:                                          $10,677,248.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $373,739.28
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $160,543.40
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,666,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $443,815.40
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,032,484.04

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3803%
       b. Prior Monthly Period                                        3.5475%
       c. Second Prior Monthly Period                                 3.2183%

   2.  Three Month Average Base Rate                                  3.3820%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



IX. Series 2000-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,566,390,165.33        1,212,122,000.00       354,268,165.33
Beginning Adjusted Invested Amount                           N/A        1,212,122,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            24,396,770.57           18,878,988.77         5,517,781.80
Collections of Principal Receivables              362,298,691.17          280,358,127.79        81,940,563.38
Defaulted Amount                                    7,317,769.18            5,662,720.06         1,655,049.12

Ending Invested / Transferor Amounts            1,620,887,791.52        1,212,122,000.00       408,765,791.52


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2950%                 1.5200%              2.0125%
Monthly Interest Due                                1,115,138.89              126,922.96           199,556.82          1,441,618.66
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                  1,115,138.89              126,922.96           199,556.82          1,441,618.66
Investor Default Amount                             4,671,741.02              453,018.73           537,960.32          5,662,720.06
Investor Monthly Fees Due                           1,666,666.67              161,616.67           191,920.00          2,020,203.33
Investor Additional Amounts Due
Total Due                                           7,453,546.57              741,558.35           929,437.14          9,124,542.06

Reallocated Investor Finance Charge Collections                                                                       18,878,988.77
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3627%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                  1,000,000,000.00           96,970,000.00       115,152,000.00      1,212,122,000.00
Interest Distributions                              1,115,138.89              126,922.96           199,556.82          1,441,618.66
Interest Deposits - Interest Funding Account       (1,115,138.89)            (126,922.96)                0.00         (1,242,061.84)
Interest Funding Account Distributions                      0.00                    0.00                 0.00                  0.00
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                         0.00                    0.00           199,556.82            199,556.82
Ending Interest Funding Account Balance             1,115,138.89              126,922.96                 0.00          1,242,061.84
Ending Certificates Balance                     1,000,000,000.00           96,970,000.00       115,152,000.00      1,212,122,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5 . Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $199,556.82

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $199,556.82

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds (Includes Int. Income from IFA):$15,575,155.61

       a. Class A Monthly Interest:                             $1,115,138.89
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,671,741.02
       e. Excess Spread:                                        $9,788,275.70

   2.  Class B Available Funds:                                 $1,510,322.84

       a. Class B Monthly Interest:                               $126,922.96
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,383,399.88

   3.  Collateral Available Funds:                              $1,793,510.32

       a. Excess Spread:                                        $1,793,510.32

   4.  Total Excess Spread:                                    $12,965,185.90

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2000-4 Allocable Principal
       Collections:                                           $362,298,691.17

   3.  Principal Allocation Percentage of
       Series 2000-4 Allocable Principal Collections:         $280,358,127.79

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $280,358,127.79

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,662,720.06

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $286,020,847.86

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                            $115,152,000.00

   2.  Required Collateral Invested Amount:                   $115,152,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $286,020,847.86

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-4

   1.  Excess Spread:                                          $12,965,185.90
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $453,018.73
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $199,556.82
   9.  Applied to unpaid Monthly Servicing Fee:                 $2,020,203.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $537,960.32
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $9,754,446.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3627%
       b. Prior Monthly Period                                        3.5413%
       c. Second Prior Monthly Period                                 3.2122%

   2.  Three Month Average Base Rate                                  3.3721%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5620%
       c. Second Prior Monthly Period                                12.6940%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6980%



X. Series 2000-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,018,151,927.51          787,878,000.00       230,273,927.51
Beginning Adjusted Invested Amount                           N/A          787,878,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            15,857,874.70           12,271,322.45         3,586,552.25
Collections of Principal Receivables              235,493,760.70          182,232,482.38        53,261,278.32
Defaulted Amount                                    4,756,542.12            3,680,761.97         1,075,780.15

Ending Invested / Transferor Amounts            1,053,575,326.09          787,878,000.00       265,697,326.09


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3025%                 1.5425%              2.0125%
Monthly Interest Due                                  729,038.19               83,720.47           129,710.54            942,469.21
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    729,038.19               83,720.47           129,710.54            942,469.21
Investor Default Amount                             3,036,631.66              294,459.84           349,670.47          3,680,761.97
Investor Monthly Fees Due                           1,083,333.33              105,050.00           124,746.67          1,313,130.00
Investor Additional Amounts Due
Total Due                                           4,849,003.19              483,230.31           604,127.68          5,936,361.18

Reallocated Investor Finance Charge Collections                                                                       12,271,322.45
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3708%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    650,000,000.00           63,030,000.00        74,848,000.00        787,878,000.00
Interest Distributions                                729,038.19               83,720.47           129,710.54            942,469.21
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   729,038.19               83,720.47           129,710.54            942,469.21
Ending Certificates Balance                       650,000,000.00           63,030,000.00        74,848,000.00        787,878,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $129,710.54

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $129,710.54

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $10,123,851.14

       a. Class A Monthly Interest:                               $729,038.19
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,036,631.66
       e. Excess Spread:                                        $6,358,181.29

   2.  Class B Available Funds:                                   $981,702.06

       a. Class B Monthly Interest:                                $83,720.47
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $897,981.59

   3.  Collateral Available Funds:                              $1,165,769.25

       a. Excess Spread:                                        $1,165,769.25

   4.  Total Excess Spread:                                     $8,421,932.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2000-5 Allocable Principal
       Collections:                                           $235,493,760.70

   3.  Principal Allocation Percentage of
       Series 2000-5 Allocable Principal Collections:         $182,232,482.38

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $182,232,482.38

   6.  Shared Principal Collections from other
       Series allocated to Series 2000-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,680,761.97

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $185,913,244.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $74,848,000.00

   2.  Required Collateral Invested Amount:                    $74,848,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $185,913,244.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2000-5

   1.  Excess Spread:                                           $8,421,932.12
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $294,459.84
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $129,710.54
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,313,130.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $349,670.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,334,961.27

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3708%
       b. Prior Monthly Period                                        3.5380%
       c. Second Prior Monthly Period                                 3.2088%

   2.  Three Month Average Base Rate                                  3.3725%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XI. Series 2001-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             969,203,284.81          750,000,000.00       219,203,284.81
Beginning Adjusted Invested Amount                           N/A          750,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            15,095,491.98           11,681,366.71         3,414,125.27
Collections of Principal Receivables              224,172,169.45          173,471,478.81        50,700,690.64
Defaulted Amount                                    4,527,866.74            3,503,805.76         1,024,060.98

Ending Invested / Transferor Amounts            1,002,923,669.10          750,000,000.00       252,923,669.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3025%                 1.5825%              2.1125%
Monthly Interest Due                                  693,988.28               81,762.50           129,610.68            905,361.46
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    693,988.28               81,762.50           129,610.68            905,361.46
Investor Default Amount                             2,890,639.75              280,304.46           332,861.55          3,503,805.76
Investor Monthly Fees Due                           1,031,250.00              100,000.00           118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,615,878.03              462,066.96           581,222.22          5,659,167.22

Reallocated Investor Finance Charge Collections                                                                       11,681,366.71
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3837%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                                693,988.28               81,762.50           129,610.68            905,361.46
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   693,988.28               81,762.50           129,610.68            905,361.46
Ending Certificates Balance                       618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.36

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.36

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $129,610.68

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $129,610.68

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,637,127.53

       a. Class A Monthly Interest:                               $693,988.28
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,890,639.75
       e. Excess Spread:                                        $6,052,499.50

   2.  Class B Available Funds:                                   $934,509.34

       a. Class B Monthly Interest:                                $81,762.50
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $852,746.84

   3.  Collateral Available Funds:                              $1,109,729.84

       a. Excess Spread:                                        $1,109,729.84

   4.  Total Excess Spread:                                     $8,014,976.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-1 Allocable Principal
       Collections:                                           $224,172,169.45

   3.  Principal Allocation Percentage of
       Series 2001-1 Allocable Principal Collections:         $173,471,478.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $173,471,478.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,503,805.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,975,284.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $71,250,000.00

   2.  Required Collateral Invested Amount:                    $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,975,284.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-1

   1.  Excess Spread:                                           $8,014,976.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $280,304.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $129,610.68
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $332,861.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,022,199.49

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3837%
       b. Prior Monthly Period                                        3.5508%
       c. Second Prior Monthly Period                                 3.2217%

   2.  Three Month Average Base Rate                                  3.3854%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XII. Series 2001-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             323,067,761.60          250,000,000.00        73,067,761.60
Beginning Adjusted Invested Amount                           N/A          250,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables             5,031,830.66            3,893,788.90         1,138,041.76
Collections of Principal Receivables               74,724,056.48           57,823,826.27        16,900,230.21
Defaulted Amount                                    1,509,288.91            1,167,935.25           341,353.66

Ending Invested / Transferor Amounts              334,307,889.70          250,000,000.00        84,307,889.70


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            5.5300%                 5.8300%              2.0125%
Monthly Interest Due                                  996,552.08               72,875.00            32,493.49          1,101,920.57
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    996,552.08               72,875.00            32,493.49          1,101,920.57
Investor Default Amount                             1,010,263.99               70,076.12            87,595.14          1,167,935.25
Investor Monthly Fees Due                             360,416.67               25,000.00            31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                           2,367,232.74              167,951.12           151,338.63          2,686,522.49

Reallocated Investor Finance Charge Collections                                                                        3,893,788.90
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   7.1521%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    216,250,000.00           15,000,000.00        18,750,000.00        250,000,000.00
Interest Distributions                                996,552.08               72,875.00            32,493.49          1,101,920.57
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   996,552.08               72,875.00            32,493.49          1,101,920.57
Ending Certificates Balance                       216,250,000.00           15,000,000.00        18,750,000.00        250,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $4.61

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $4.61

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $4.86

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $4.86

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $32,493.49

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $32,493.49

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $3,368,127.40

       a. Class A Monthly Interest:                               $996,552.08
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,010,263.99
       e. Excess Spread:                                        $1,361,311.32

   2.  Class B Available Funds:                                   $233,627.33

       a. Class B Monthly Interest:                                $72,875.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $160,752.33

   3.  Collateral Available Funds:                                $292,034.17

       a. Excess Spread:                                          $292,034.17

   4.  Total Excess Spread:                                     $1,814,097.82

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-2 Allocable Principal
       Collections:                                            $74,724,056.48

   3.  Principal Allocation Percentage of
       Series 2001-2 Allocable Principal Collections:          $57,823,826.27

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                    $57,823,826.27

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $1,167,935.25

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                 $58,991,761.53

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $18,750,000.00

   2.  Required Collateral Invested Amount:                    $18,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:                $58,991,761.53

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-2

   1.  Excess Spread:                                           $1,814,097.82
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                    $70,076.12
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $32,493.49
   9.  Applied to unpaid Monthly Servicing Fee:                   $416,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                            $87,595.14
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $1,207,266.41

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      7.1521%
       b. Prior Monthly Period                                        7.8987%
       c. Second Prior Monthly Period                                 6.7246%

   2.  Three Month Average Base Rate                                  7.2585%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XIII. Series 2001-3 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             969,203,284.81          750,000,000.00       219,203,284.81
Beginning Adjusted Invested Amount                           N/A          750,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            15,095,491.98           11,681,366.71         3,414,125.27
Collections of Principal Receivables              224,172,169.45          173,471,478.81        50,700,690.64
Defaulted Amount                                    4,527,866.74            3,503,805.76         1,024,060.98

Ending Invested / Transferor Amounts            1,002,923,669.10          750,000,000.00       252,923,669.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2925%                 1.5425%              2.0125%
Monthly Interest Due                                  688,660.16               79,695.83           123,475.26            891,831.25
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    688,660.16               79,695.83           123,475.26            891,831.25
Investor Default Amount                             2,890,639.75              280,304.46           332,861.55          3,503,805.76
Investor Monthly Fees Due                           1,031,250.00              100,000.00           118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,610,549.91              460,000.29           575,086.81          5,645,637.01

Reallocated Investor Finance Charge Collections                                                                       11,681,366.71
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3624%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                                688,660.16               79,695.83           123,475.26            891,831.25
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   688,660.16               79,695.83           123,475.26            891,831.25
Ending Certificates Balance                       618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $123,475.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $123,475.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
        uch reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,637,127.53

       a. Class A Monthly Interest:                               $688,660.16
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,890,639.75
       e. Excess Spread:                                        $6,057,827.62

   2.  Class B Available Funds:                                   $934,509.34

       a. Class B Monthly Interest:                                $79,695.83
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $854,813.50

   3.  Collateral Available Funds:                              $1,109,729.84

       a. Excess Spread:                                        $1,109,729.84

   4.  Total Excess Spread:                                     $8,022,370.96

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-3 Allocable Principal
       Collections:                                           $224,172,169.45

   3.  Principal Allocation Percentage of
       Series 2001-3 Allocable Principal Collections:         $173,471,478.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $173,471,478.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,503,805.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,975,284.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $71,250,000.00

   2.  Required Collateral Invested Amount:                    $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,975,284.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-3

   1.  Excess Spread:                                           $8,022,370.96
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $280,304.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $123,475.26
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $332,861.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,035,729.69

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3624%
       b. Prior Monthly Period                                        3.5296%
       c. Second Prior Monthly Period                                 3.2004%

   2.  Three Month Average Base Rate                                  3.3642%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XIV. Series 2001-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             936,896,508.65          725,000,000.00       211,896,508.65
Beginning Adjusted Invested Amount                           N/A          725,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            14,592,308.91           11,291,987.82         3,300,321.09
Collections of Principal Receivables              216,699,763.80          167,689,096.19        49,010,667.62
Defaulted Amount                                    4,376,937.85            3,387,012.24           989,925.61

Ending Invested / Transferor Amounts              969,492,880.13          725,000,000.00       244,492,880.13


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2925%                 1.5425%              2.1125%
Monthly Interest Due                                  665,704.82               77,039.31           125,290.32            868,034.44
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    665,704.82               77,039.31           125,290.32            868,034.44
Investor Default Amount                             2,794,285.10              270,960.98           321,766.16          3,387,012.24
Investor Monthly Fees Due                             996,875.00               96,666.67           114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                           4,456,864.91              444,666.95           561,848.15          5,463,380.01

Reallocated Investor Finance Charge Collections                                                                       11,291,987.82
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3721%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    598,125,000.00           58,000,000.00        68,875,000.00        725,000,000.00
Interest Distributions                                665,704.82               77,039.31           125,290.32            868,034.44
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   665,704.82               77,039.31           125,290.32            868,034.44
Ending Certificates Balance                       598,125,000.00           58,000,000.00        68,875,000.00        725,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.11

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.11

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.33

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $125,290.32

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $125,290.32

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,315,889.95

       a. Class A Monthly Interest:                               $665,704.82
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,794,285.10
       e. Excess Spread:                                        $5,855,900.03

   2.  Class B Available Funds:                                   $903,359.03

       a. Class B Monthly Interest:                                $77,039.31
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $826,319.72

   3.  Collateral Available Funds:                              $1,072,738.84

       a. Excess Spread:                                        $1,072,738.84

   4.  Total Excess Spread:                                     $7,754,958.60

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-4 Allocable Principal
       Collections:                                           $216,699,763.80

   3.  Principal Allocation Percentage of
       Series 2001-4 Allocable Principal Collections:         $167,689,096.19

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $167,689,096.19

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,387,012.24

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $171,076,108.42

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $68,875,000.00

   2.  Required Collateral Invested Amount:                    $68,875,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $171,076,108.42

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-4

   1.  Excess Spread:                                           $7,754,958.60
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $270,960.98
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $125,290.32
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,208,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $321,766.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,828,607.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3721%
       b. Prior Monthly Period                                        3.5392%
       c. Second Prior Monthly Period                                 3.2101%

   2.  Three Month Average Base Rate                                  3.3738%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XV. Series 2001-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3425%                 1.6125%              2.2125%
Monthly Interest Due                                  476,867.19               55,541.67            90,497.40            622,906.25
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    476,867.19               55,541.67            90,497.40            622,906.25
Investor Default Amount                             1,927,093.17              186,869.64           221,907.70          2,335,870.51
Investor Monthly Fees Due                             687,500.00               66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,091,460.36              309,077.97           391,571.76          3,792,110.09

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.4292%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                476,867.19               55,541.67            90,497.40            622,906.25
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   476,867.19               55,541.67            90,497.40            622,906.25
Ending Certificates Balance                       412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.16

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.16

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $90,497.40

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $90,497.40

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,424,751.69

       a. Class A Monthly Interest:                               $476,867.19
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,927,093.17
       e. Excess Spread:                                        $4,020,791.33

   2.  Class B Available Funds:                                   $623,006.22

       a. Class B Monthly Interest:                                $55,541.67
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $567,464.56

   3.  Collateral Available Funds:                                $739,819.89

       a. Excess Spread:                                          $739,819.89

   4.  Total Excess Spread:                                     $5,328,075.78

K. Reallocated Principal Collections.

   1. Principal Allocation Percentage:                               77.3831%

   2.  Series 2001-5 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 2001-5 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $47,500,000.00

   2.  Required Collateral Invested Amount:                    $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-5

   1.  Excess Spread:                                           $5,328,075.78
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $186,869.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $90,497.40
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $221,907.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $3,995,467.71

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4292%
       b. Prior Monthly Period                                        3.5964%
       c. Second Prior Monthly Period                                 3.2672%

   2.  Three Month Average Base Rate                                  3.4309%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XVI. Series 2001-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             904,589,732.49          700,000,000.00       204,589,732.49
Beginning Adjusted Invested Amount                           N/A          700,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            14,089,125.84           10,902,608.93         3,186,516.92
Collections of Principal Receivables              209,227,358.15          161,906,713.56        47,320,644.59
Defaulted Amount                                    4,226,008.96            3,270,218.71           955,790.24

Ending Invested / Transferor Amounts              936,062,091.16          700,000,000.00       236,062,091.16


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2825%                 1.5125%              2.1125%
Monthly Interest Due                                  637,776.56               72,936.11           120,969.97            831,682.64
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    637,776.56               72,936.11           120,969.97            831,682.64
Investor Default Amount                             2,697,930.44              261,617.50           310,670.78          3,270,218.71
Investor Monthly Fees Due                             962,500.00               93,333.33           110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                           4,298,207.00              427,886.94           542,474.08          5,268,568.02

Reallocated Investor Finance Charge Collections                                                                       10,902,608.93
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3613%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    577,500,000.00           56,000,000.00        66,500,000.00        700,000,000.00
Interest Distributions                                637,776.56               72,936.11           120,969.97            831,682.64
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   637,776.56               72,936.11           120,969.97            831,682.64
Ending Certificates Balance                       577,500,000.00           56,000,000.00        66,500,000.00        700,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $120,969.97

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $120,969.97

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,994,652.36

       a. Class A Monthly Interest:                               $637,776.56
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,697,930.44
       e. Excess Spread:                                        $5,658,945.36

   2.  Class B Available Funds:                                   $872,208.71

       a. Class B Monthly Interest:                                $72,936.11
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $799,272.60

   3.  Collateral Available Funds:                              $1,035,747.85

       a. Excess Spread:                                        $1,035,747.85

   4.  Total Excess Spread:                                     $7,493,965.81

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-6 Allocable Principal
       Collections:                                           $209,227,358.15

   3.  Principal Allocation Percentage of
       Series 2001-6 Allocable Principal Collections:         $161,906,713.56

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $161,906,713.56

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,270,218.71

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $165,176,932.27

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $66,500,000.00

   2.  Required Collateral Invested Amount:                    $66,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $165,176,932.27

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-6

   1.  Excess Spread:                                           $7,493,965.81
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $261,617.50
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $120,969.97
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,166,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $310,670.78
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,634,040.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3613%
       b. Prior Monthly Period                                        3.5284%
       c. Second Prior Monthly Period                                 3.1993%

   2.  Three Month Average Base Rate                                  3.3630%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XVII. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             839,976,180.17          650,000,000.00       189,976,180.17
Beginning Adjusted Invested Amount                           N/A          650,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            13,082,759.71           10,123,851.14         2,958,908.57
Collections of Principal Receivables              194,282,546.86          150,341,948.31        43,940,598.55
Defaulted Amount                                    3,924,151.17            3,036,631.66           887,519.51

Ending Invested / Transferor Amounts              869,200,513.22          650,000,000.00       219,200,513.22


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2825%                 1.5225%              2.1125%
Monthly Interest Due                                  592,221.09               68,174.17           112,329.25            772,724.51
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    592,221.09               68,174.17           112,329.25            772,724.51
Investor Default Amount                             2,505,221.12              242,930.53           288,480.01          3,036,631.66
Investor Monthly Fees Due                             893,750.00               86,666.67           102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                           3,991,192.21              397,771.37           503,725.93          4,892,689.51

Reallocated Investor Finance Charge Collections                                                                       10,123,851.14
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3621%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    536,250,000.00           52,000,000.00        61,750,000.00        650,000,000.00
Interest Distributions                                592,221.09               68,174.17           112,329.25            772,724.51
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   592,221.09               68,174.17           112,329.25            772,724.51
Ending Certificates Balance                       536,250,000.00           52,000,000.00        61,750,000.00        650,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.31

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.31

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $112,329.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $112,329.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $8,352,177.19

       a. Class A Monthly Interest:                               $592,221.09
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,505,221.12
       e. Excess Spread:                                        $5,254,734.98

   2.  Class B Available Funds:                                   $809,908.09

       a. Class B Monthly Interest:                                $68,174.17
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $741,733.92

   3.  Collateral Available Funds:                                $961,765.86

       a. Excess Spread:                                          $961,765.86

   4.  Total Excess Spread:                                     $6,958,234.76

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2001-7 Allocable Principal
       Collections:                                           $194,282,546.86

   3.  Principal Allocation Percentage of
       Series 2001-7 Allocable Principal Collections:         $150,341,948.31

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $150,341,948.31

   6.  Shared Principal Collections from other
       Series allocated to Series 2001-7:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,036,631.66

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $153,378,579.97

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $61,750,000.00

   2.  Required Collateral Invested Amount:                    $61,750,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $153,378,579.97

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2001-7

   1.  Excess Spread:                                           $6,958,234.76
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $242,930.53
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $112,329.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,083,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $288,480.01
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,231,161.64

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3621%
       b. Prior Monthly Period                                        3.5293%
       c. Second Prior Monthly Period                                 3.2001%

   2.  Three Month Average Base Rate                                  3.3638%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XVIII. Series 2002-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,188,889,362.70          920,000,000.00       268,889,362.70
Beginning Adjusted Invested Amount                           N/A          920,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            18,517,136.82           14,329,143.16         4,187,993.67
Collections of Principal Receivables              274,984,527.86          212,791,680.68        62,192,847.18
Defaulted Amount                                    5,554,183.20            4,298,001.73         1,256,181.46

Ending Invested / Transferor Amounts            1,230,253,034.10          920,000,000.00       310,253,034.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                   Total
--------------------------------------                   -------                 -------           ----------                  -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5625%              2.2125%
Monthly Interest Due                                  831,684.79               99,027.78           166,515.21          1,097,227.78
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    831,684.79               99,027.78           166,515.21          1,097,227.78
Investor Default Amount                             3,545,851.43              343,840.14           408,310.16          4,298,001.73
Investor Monthly Fees Due                           1,265,000.00              122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,642,536.22              565,534.58           720,492.04          6,928,562.85

Reallocated Investor Finance Charge Collections                                                                       14,329,143.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3666%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                831,684.79               99,027.78           166,515.21          1,097,227.78
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   831,684.79               99,027.78           166,515.21          1,097,227.78
Ending Certificates Balance                       759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of Class A
       Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $166,515.21

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $166,515.21

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,821,543.11

       a. Class A Monthly Interest:                               $831,684.79
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,545,851.43
       e. Excess Spread:                                        $7,444,006.88

   2.  Class B Available Funds:                                 $1,146,331.45

       a. Class B Monthly Interest:                                $99,027.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,047,303.67

   3.  Collateral Available Funds:                              $1,361,268.60

       a. Excess Spread:                                        $1,361,268.60

   4.  Total Excess Spread:                                     $9,852,579.16

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                               77.3831%

   2.  Series 2002-1 Allocable Principal
       Collections:                                           $274,984,527.86

   3.  Principal Allocation Percentage of
       Series 2002-1 Allocable Principal Collections:         $212,791,680.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $212,791,680.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,298,001.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $217,089,682.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $87,400,000.00

   2.  Required Collateral Invested Amount:                    $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $217,089,682.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-1

   1.  Excess Spread:                                           $9,852,579.16
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $343,840.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $166,515.21
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $408,310.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,400,580.31

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3666%
       b. Prior Monthly Period                                        3.5338%
       c. Second Prior Monthly Period                                 3.2046%

   2.  Three Month Average Base Rate                                  3.3683%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XIX. Series 2002-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,214,734,783.63          940,000,000.00       274,734,783.63
Beginning Adjusted Invested Amount                           N/A          940,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            18,919,683.28           14,640,646.27         4,279,037.01
Collections of Principal Receivables              280,962,452.38          217,417,586.78        63,544,865.60
Defaulted Amount                                    5,674,926.31            4,391,436.56         1,283,489.76

Ending Invested / Transferor Amounts            1,256,997,665.27          940,000,000.00       316,997,665.27


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5525%              2.1625%
Monthly Interest Due                                  849,764.90              100,533.00           166,290.24          1,116,588.14
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    849,764.90              100,533.00           166,290.24          1,116,588.14
Investor Default Amount                             3,622,935.16              351,314.92           417,186.47          4,391,436.56
Investor Monthly Fees Due                           1,292,500.00              125,333.33           148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                           5,765,200.05              577,181.26           732,310.05          7,074,691.36

Reallocated Investor Finance Charge Collections                                                                       14,640,646.27
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3610%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    775,500,000.00           75,200,000.00        89,300,000.00        940,000,000.00
Interest Distributions                                849,764.90              100,533.00           166,290.24          1,116,588.14
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   849,764.90              100,533.00           166,290.24          1,116,588.14
Ending Certificates Balance                       775,500,000.00           75,200,000.00        89,300,000.00        940,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.34

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.34

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $166,290.24

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $166,290.24

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $12,078,533.17

       a. Class A Monthly Interest:                               $849,764.90
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,622,935.16
       e. Excess Spread:                                        $7,605,833.12

   2.  Class B Available Funds:                                 $1,171,251.70

       a. Class B Monthly Interest:                               $100,533.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,070,718.70

   3.  Collateral Available Funds:                              $1,390,861.40

       a. Excess Spread:                                        $1,390,861.40

   4.  Total Excess Spread:                                    $10,067,413.22

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2002-2 Allocable Principal
       Collections:                                           $280,962,452.38

   3.  Principal Allocation Percentage of
       Series 2002-2 Allocable Principal Collections:         $217,417,586.78

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $217,417,586.78

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-2:                                 N/A

   7. Other amounts Treated as Available Principal
       Collections:                                             $4,391,436.56

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $221,809,023.34

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $89,300,000.00

   2.  Required Collateral Invested Amount:                    $89,300,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $221,809,023.34

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-2

   1.  Excess Spread:                                          $10,067,413.22
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $351,314.92
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $166,290.24
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,566,666.67
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $417,186.47
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,565,954.91

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3610%
       b. Prior Monthly Period                                        3.5281%
       c. Second Prior Monthly Period                                 3.1990%

   2.  Three Month Average Base Rate                                  3.3627%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XX. Series 2002-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,188,889,362.70          920,000,000.00       268,889,362.70
Beginning Adjusted Invested Amount                           N/A          920,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            18,517,136.82           14,329,143.16         4,187,993.67
Collections of Principal Receivables              274,984,527.86          212,791,680.68        62,192,847.18
Defaulted Amount                                    5,554,183.20            4,298,001.73         1,256,181.46

Ending Invested / Transferor Amounts            1,230,253,034.10          920,000,000.00       310,253,034.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5425%              2.1625%
Monthly Interest Due                                  831,684.79               97,760.22           162,752.15          1,092,197.17
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    831,684.79               97,760.22           162,752.15          1,092,197.17
Investor Default Amount                             3,545,851.43              343,840.14           408,310.16          4,298,001.73
Investor Monthly Fees Due                           1,265,000.00              122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,642,536.22              564,267.03           716,728.98          6,923,532.23

Reallocated Investor Finance Charge Collections                                                                       14,329,143.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3602%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                831,684.79               97,760.22           162,752.15          1,092,197.17
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   831,684.79               97,760.22           162,752.15          1,092,197.17
Ending Certificates Balance                       759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.33

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.33

   3.  Amount of the distribution in
        respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5  Amount of the distribution in
        respect of class B principal:                                   $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $162,752.15

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $162,752.15

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,821,543.11

       a. Class A Monthly Interest:                               $831,684.79
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,545,851.43
       e. Excess Spread:                                        $7,444,006.88

   2.  Class B Available Funds:                                 $1,146,331.45

       a. Class B Monthly Interest:                                $97,760.22
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,048,571.23

   3.  Collateral Available Funds:                              $1,361,268.60

       a. Excess Spread:                                        $1,361,268.60

   4.  Total Excess Spread:                                     $9,853,846.71

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2002-3 Allocable Principal
       Collections:                                           $274,984,527.86

   3.  Principal Allocation Percentage of
       Series 2002-3 Allocable Principal Collections:         $212,791,680.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $212,791,680.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,298,001.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $217,089,682.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $87,400,000.00

   2.  Required Collateral Invested Amount:                    $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $217,089,682.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-3

   1.  Excess Spread:                                           $9,853,846.71
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $343,840.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $162,752.15
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $408,310.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,405,610.92

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3602%
       b. Prior Monthly Period                                        3.5273%
       c. Second Prior Monthly Period                                 3.1981%

   2.  Three Month Average Base Rate                                  3.3619%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXI. Series 2002-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             646,135,523.21          500,000,000.00       146,135,523.21
Beginning Adjusted Invested Amount                           N/A          500,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            10,063,661.32            7,787,577.80         2,276,083.51
Collections of Principal Receivables              149,448,112.97          115,647,652.54        33,800,460.42
Defaulted Amount                                    3,018,577.83            2,335,870.51           682,707.32

Ending Invested / Transferor Amounts              668,615,779.40          500,000,000.00       168,615,779.40


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2025%                 1.4725%              2.0125%
Monthly Interest Due                                  427,138.02               50,719.44            82,316.84            560,174.31
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    427,138.02               50,719.44            82,316.84            560,174.31
Investor Default Amount                             1,927,093.17              186,869.64           221,907.70          2,335,870.51
Investor Monthly Fees Due                             687,500.00               66,666.67            79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                           3,041,731.19              304,255.75           383,391.21          3,729,378.15

Reallocated Investor Finance Charge Collections                                                                        7,787,577.80
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.2815%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00
Interest Distributions                                427,138.02               50,719.44            82,316.84            560,174.31
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   427,138.02               50,719.44            82,316.84            560,174.31
Ending Certificates Balance                       412,500,000.00           40,000,000.00        47,500,000.00        500,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.04

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.04

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.27

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.27

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $82,316.84

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $82,316.84

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $6,424,751.69

       a. Class A Monthly Interest:                               $427,138.02
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $1,927,093.17
       e. Excess Spread:                                        $4,070,520.50

   2.  Class B Available Funds:                                   $623,006.22

       a. Class B Monthly Interest:                                $50,719.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $572,286.78

   3.  Collateral Available Funds:                                $739,819.89

       a. Excess Spread:                                          $739,819.89

   4.  Total Excess Spread:                                     $5,382,627.17

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2002-4 Allocable Principal
       Collections:                                           $149,448,112.97

   3.  Principal Allocation Percentage of
       Series 2002-4 Allocable Principal Collections:         $115,647,652.54

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $115,647,652.54

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,335,870.51

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $117,983,523.05

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $47,500,000.00

   2.  Required Collateral Invested Amount:                    $47,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $117,983,523.05

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-4

   1.  Excess Spread:                                           $5,382,627.17
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $186,869.64
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $82,316.84
   9.  Applied to unpaid Monthly Servicing Fee:                   $833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $221,907.70
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,058,199.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.2815%
       b. Prior Monthly Period                                        3.4486%
       c. Second Prior Monthly Period                                 3.1195%

   2.  Three Month Average Base Rate                                  3.2832%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXII. Series 2002-5 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             775,362,627.85          600,000,000.00       175,362,627.85
Beginning Adjusted Invested Amount                           N/A          600,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            12,076,393.58            9,345,093.36         2,731,300.22
Collections of Principal Receivables              179,337,735.56          138,777,183.05        40,560,552.51
Defaulted Amount                                    3,622,293.39            2,803,044.61           819,248.78

Ending Invested / Transferor Amounts              802,338,935.28          600,000,000.00       202,338,935.28


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3325%                 1.6125%              2.2125%
Monthly Interest Due                                  567,978.13               66,650.00           108,596.88            743,225.00
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    567,978.13               66,650.00           108,596.88            743,225.00
Investor Default Amount                             2,312,511.80              224,243.57           266,289.24          2,803,044.61
Investor Monthly Fees Due                             825,000.00               80,000.00            95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                           3,705,489.93              370,893.57           469,886.11          4,546,269.61

Reallocated Investor Finance Charge Collections                                                                        9,345,093.36
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.4208%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                Class B             Interest                  Total
--------------------------------------------             -------                -------            ----------                 -----

Beginning Certificates Balance                    495,000,000.00           48,000,000.00        57,000,000.00        600,000,000.00
Interest Distributions                                567,978.13               66,650.00           108,596.88            743,225.00
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   567,978.13               66,650.00           108,596.88            743,225.00
Ending Certificates Balance                       495,000,000.00           48,000,000.00        57,000,000.00        600,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.15

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.15

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3. Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       nvested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $108,596.88

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $108,596.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $7,709,702.03

       a. Class A Monthly Interest:                               $567,978.13
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,312,511.80
       e. Excess Spread:                                        $4,829,212.10

   2.  Class B Available Funds:                                   $747,607.47

       a. Class B Monthly Interest:                                $66,650.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $680,957.47

   3.  Collateral Available Funds:                                $887,783.87

       a. Excess Spread:                                          $887,783.87

   4.  Total Excess Spread:                                     $6,397,953.44

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2002-5 Allocable Principal
       Collections:                                           $179,337,735.56

   3.  Principal Allocation Percentage of
       Series 2002-5 Allocable Principal Collections:         $138,777,183.05

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $138,777,183.05

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-5:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $2,803,044.61

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $141,580,227.66

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $57,000,000.00

   2.  Required Collateral Invested Amount:                    $57,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $141,580,227.66

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-5

   1.  Excess Spread:                                           $6,397,953.44
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $224,243.57
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $108,596.88
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,000,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $266,289.24
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $4,798,823.75

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.4208%
       b. Prior Monthly Period                                        3.5880%
       c. Second Prior Monthly Period                                 3.2588%

   2.  Three Month Average Base Rate                                  3.4226%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXIII. Series 2002-6 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount             930,435,153.42          720,000,000.00       210,435,153.42
Beginning Adjusted Invested Amount                           N/A          720,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            14,491,672.30           11,214,112.04         3,277,560.26
Collections of Principal Receivables              215,205,282.67          166,532,619.66        48,672,663.01
Defaulted Amount                                    4,346,752.07            3,363,653.53           983,098.54

Ending Invested / Transferor Amounts              962,806,722.34          720,000,000.00       242,806,722.34


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.3025%                 1.6125%              2.2125%
Monthly Interest Due                                  666,228.75               79,980.00           130,316.25            876,525.00
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    666,228.75               79,980.00           130,316.25            876,525.00
Investor Default Amount                             2,775,014.16              269,092.28           319,547.09          3,363,653.53
Investor Monthly Fees Due                             990,000.00               96,000.00           114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                           4,431,242.91              445,072.28           563,863.34          5,440,178.53

Reallocated Investor Finance Charge Collections                                                                       11,214,112.04
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3958%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    594,000,000.00           57,600,000.00        68,400,000.00        720,000,000.00
Interest Distributions                                666,228.75               79,980.00           130,316.25            876,525.00
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   666,228.75               79,980.00           130,316.25            876,525.00
Ending Certificates Balance                       594,000,000.00           57,600,000.00        68,400,000.00        720,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.12

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.12

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.39

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.39

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $130,316.25

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $130,316.25

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,251,642.43

       a. Class A Monthly Interest:                               $666,228.75
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,775,014.16
       e. Excess Spread:                                        $5,810,399.52

   2.  Class B Available Funds:                                   $897,128.96

       a. Class B Monthly Interest:                                $79,980.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $817,148.96

   3.  Collateral Available Funds:                              $1,065,340.64

       a. Excess Spread:                                        $1,065,340.64

   4.  Total Excess Spread:                                     $7,692,889.12

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2002-6 Allocable Principal
       Collections:                                           $215,205,282.67

   3.  Principal Allocation Percentage of
       Series 2002-6 Allocable Principal Collections:         $166,532,619.66

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $166,532,619.66

   6.  Shared Principal Collections from other
       Series allocated to Series 2002-6:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,363,653.53

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $169,896,273.19

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $68,400,000.00

   2.  Required Collateral Invested Amount:                    $68,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $169,896,273.19

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2002-6

   1.  Excess Spread:                                           $7,692,889.12
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $269,092.28
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $130,316.25
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,200,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $319,547.09
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,773,933.51

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3958%
       b. Prior Monthly Period                                        3.5629%
       c. Second Prior Monthly Period                                 3.2337%

   2.  Three Month Average Base Rate                                  3.3975%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXIV. Series 2003-1 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,188,889,362.70          920,000,000.00       268,889,362.70
Beginning Adjusted Invested Amount                           N/A          920,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            18,517,136.82           14,329,143.16         4,187,993.67
Collections of Principal Receivables              274,984,527.86          212,791,680.68        62,192,847.18
Defaulted Amount                                    5,554,183.20            4,298,001.73         1,256,181.46

Ending Invested / Transferor Amounts            1,230,253,034.10          920,000,000.00       310,253,034.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           -----------                -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5625%              2.2625%
Monthly Interest Due                                  831,684.79               99,027.78           170,278.26          1,100,990.83
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    831,684.79               99,027.78           170,278.26          1,100,990.83
Investor Default Amount                             3,545,851.43              343,840.14           408,310.16          4,298,001.73
Investor Monthly Fees Due                           1,265,000.00              122,666.67           145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                           5,642,536.22              565,534.58           724,255.10          6,932,325.90

Reallocated Investor Finance Charge Collections                                                                       14,329,143.16
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3714%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00
Interest Distributions                                831,684.79               99,027.78           170,278.26          1,100,990.83
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   831,684.79               99,027.78           170,278.26          1,100,990.83
Ending Certificates Balance                       759,000,000.00           73,600,000.00        87,400,000.00        920,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.35

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.35

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $170,278.26

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $170,278.26

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $11,821,543.11

       a. Class A Monthly Interest:                               $831,684.79
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $3,545,851.43
       e. Excess Spread:                                        $7,444,006.88

   2.  Class B Available Funds:                                 $1,146,331.45

       a. Class B Monthly Interest:                                $99,027.78
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,047,303.67

   3.  Collateral Available Funds:                              $1,361,268.60

       a. Excess Spread:                                        $1,361,268.60

   4.  Total Excess Spread:                                     $9,852,579.16

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2003-1 Allocable Principal
       Collections:                                           $274,984,527.86

   3.  Principal Allocation Percentage of
       Series 2003-1 Allocable Principal Collections:         $212,791,680.68

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $212,791,680.68

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-1:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $4,298,001.73

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $217,089,682.41

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $87,400,000.00

   2.  Required Collateral Invested Amount:                    $87,400,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $217,089,682.41

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-1

   1.  Excess Spread:                                           $9,852,579.16
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $343,840.14
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $170,278.26
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,533,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $408,310.16
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $7,396,817.26

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3714%
       b. Prior Monthly Period                                        3.5386%
       c. Second Prior Monthly Period                                 3.2094%

   2.  Three Month Average Base Rate                                  3.3731%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXV. Series 2003-2 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                       Series             Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
----------------------------------                   -----------          --------------          -----------
Beginning Invested /Transferor Amount           1,421,498,151.06        1,100,000,000.00       321,498,151.06
Beginning Adjusted Invested Amount                           N/A        1,100,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            22,140,054.90           17,132,671.17         5,007,383.73
Collections of Principal Receivables              328,785,848.53          254,424,835.59        74,361,012.93
Defaulted Amount                                    6,640,871.22            5,138,915.12         1,501,956.10

Ending Invested / Transferor Amounts            1,470,954,714.68        1,100,000,000.00       370,954,714.68


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5325%              2.3125%
Monthly Interest Due                                  994,405.73              116,129.44           208,092.88          1,318,628.06
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    994,405.73              116,129.44           208,092.88          1,318,628.06
Investor Default Amount                             4,239,604.97              411,113.21           488,196.94          5,138,915.12
Investor Monthly Fees Due                           1,512,500.00              146,666.67           174,166.67          1,833,333.33
Investor Additional Amounts Due
Total Due                                           6,746,510.70              673,909.32           870,456.48          8,290,876.51

Reallocated Investor Finance Charge Collections                                                                       17,132,671.17
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3738%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distributions             Class A                 Class B            Interest                  Total
--------------------------------------------             -------                 -------           ----------                 -----

Beginning Certificates Balance                    907,500,000.00           88,000,000.00       104,500,000.00      1,100,000,000.00
Interest Distributions                                994,405.73              116,129.44           208,092.88          1,318,628.06
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   994,405.73              116,129.44           208,092.88          1,318,628.06
Ending Certificates Balance                       907,500,000.00           88,000,000.00       104,500,000.00      1,100,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in respect of
       Class A Additional Interest:                                     $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3. Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.32

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.32

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $208,092.88

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $208,092.88

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                $14,134,453.71

       a. Class A Monthly Interest:                               $994,405.73
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $4,239,604.97
       e. Excess Spread:                                        $8,900,443.01

   2.  Class B Available Funds:                                 $1,370,613.69

       a. Class B Monthly Interest:                               $116,129.44
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                        $1,254,484.25

   3.  Collateral Available Funds:                              $1,627,603.76

       a. Excess Spread:                                        $1,627,603.76

   4.  Total Excess Spread:                                    $11,782,531.02

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2003-2 Allocable Principal
       Collections:                                           $328,785,848.53

   3.  Principal Allocation Percentage of
       Series 2003-2 Allocable Principal Collections:         $254,424,835.59

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $254,424,835.59

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-2:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $5,138,915.12

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $259,563,750.71

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                            $104,500,000.00

   2.  Required Collateral Invested Amount:                   $104,500,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $259,563,750.71

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-2

   1.  Excess Spread:                                          $11,782,531.02
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $411,113.21
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $208,092.88
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,833,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $488,196.94
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $8,841,794.66

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3738%
       b. Prior Monthly Period                                        3.5410%
       c. Second Prior Monthly Period                                 3.2118%

   2.  Three Month Average Base Rate                                  3.3755%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXVI. Series 2003-3 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations            Interest               Interest
----------------------------------                   -----------         ---------------          -----------
Beginning Invested /Transferor Amount             969,203,284.81          750,000,000.00       219,203,284.81
Beginning Adjusted Invested Amount                           N/A          750,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            15,095,491.98           11,681,366.71         3,414,125.27
Collections of Principal Receivables              224,172,169.45          173,471,478.81        50,700,690.64
Defaulted Amount                                    4,527,866.74            3,503,805.76         1,024,060.98

Ending Invested / Transferor Amounts            1,002,923,669.10          750,000,000.00       252,923,669.10


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.2725%                 1.5125%              2.2825%
Monthly Interest Due                                  678,003.91               78,145.83           140,040.89            896,190.63
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    678,003.91               78,145.83           140,040.89            896,190.63
Investor Default Amount                             2,890,639.75              280,304.46           332,861.55          3,503,805.76
Investor Monthly Fees Due                           1,031,250.00              100,000.00           118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                           4,599,893.66              458,450.29           591,652.43          5,649,996.39

Reallocated Investor Finance Charge Collections                                                                       11,681,366.71
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.3693%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distribution              Class A                 Class B            Interest                  Total
-------------------------------------------              -------                 -------           ----------                 -----

Beginning Certificates Balance                    618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00
Interest Distributions                                678,003.91               78,145.83           140,040.89            896,190.63
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   678,003.91               78,145.83           140,040.89            896,190.63
Ending Certificates Balance                       618,750,000.00           60,000,000.00        71,250,000.00        750,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.10

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.10

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs
       per $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.30

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.30

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                           $140,040.89

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                          $140,040.89

   3.  Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       uch reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                 $9,637,127.53

       a. Class A Monthly Interest:                               $678,003.91
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,890,639.75
       e. Excess Spread:                                        $6,068,483.87

   2.  Class B Available Funds:                                   $934,509.34

       a. Class B Monthly Interest:                                $78,145.83
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $856,363.50

   3.   Collateral Available Funds:                             $1,109,729.84

       a. Excess Spread:                                        $1,109,729.84

   4.  Total Excess Spread:                                     $8,034,577.21

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2003-3 Allocable Principal
       Collections:                                           $224,172,169.45

   3.  Principal Allocation Percentage of
       Series 2003-3 Allocable Principal Collections:         $173,471,478.81

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $173,471,478.81

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-3:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,503,805.76

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $176,975,284.58

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $71,250,000.00

   2.  Required Collateral Invested Amount:                    $71,250,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $176,975,284.58

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-3

   1.  Excess Spread:                                           $8,034,577.21
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $280,304.46
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                    $140,040.89
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,250,000.00
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $332,861.55
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $6,031,370.32

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.3693%
       b. Prior Monthly Period                                        3.5365%
       c. Second Prior Monthly Period                                 3.2073%

   2.  Three Month Average Base Rate                                  3.3710%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%



XXVII. Series 2003-4 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                      Series             Total  Investor          Transferors
A. Investor/Transferor Allocations                   Allocations             Interest              Interest
---------------------------------                    -----------         ---------------          -----------
Beginning Invested /Transferor Amount             878,744,311.56          680,000,000.00       198,744,311.56
Beginning Adjusted Invested Amount                           N/A          680,000,000.00                  N/A
Floating Allocation Percentage                               N/A                77.3832%             22.6169%
Principal Allocation Percentage                              N/A                77.3832%             22.6169%
Collections of Finance Chg. Receivables            13,686,579.39           10,591,105.81         3,095,473.58
Collections of Principal Receivables              203,249,433.64          157,280,807.46        45,968,626.18
Defaulted Amount                                    4,105,265.84            3,176,783.89           928,481.95

Ending Invested / Transferor Amounts              909,317,459.98          680,000,000.00       229,317,459.98


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B            Interest                  Total
--------------------------------------                   -------                 -------           ----------                 -----

Principal Funding Account                                   0.00                    0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                      0.00                    0.00                 0.00                  0.00
Reserve Draw Amount                                         0.00                    0.00                 0.00                  0.00
Available Reserve Account Amount                            0.00                    0.00                 0.00                  0.00
Reserve Account Surplus                                     0.00                    0.00                 0.00                  0.00

Coupon  December 15, 2003 to January 14, 2004            1.6900%                 1.9000%              2.0625%
Monthly Interest Due                                  828,381.67               64,600.00            90,578.13            983,559.79
Outstanding Monthly Interest Due                            0.00                    0.00                 0.00                  0.00
Additional Interest Due                                     0.00                    0.00                 0.00                  0.00
Total Interest Due                                    828,381.67               64,600.00            90,578.13            983,559.79
Investor Default Amount                             2,747,918.07              190,607.03           238,258.79          3,176,783.89
Investor Monthly Fees Due                             980,333.33               68,000.00            85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                           4,556,633.07              323,207.03           413,836.92          5,293,677.02

Reallocated Investor Finance Charge Collections                                                                       10,591,105.81
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            12.8379%
Base Rate                                                                                                                   3.6654%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
C. Certificates - Balances and Distribution              Class A                 Class B            Interest                  Total
-------------------------------------------              -------                 -------           ----------                 -----

Beginning Certificates Balance                    588,200,000.00           40,800,000.00        51,000,000.00        680,000,000.00
Interest Distributions                                828,381.67               64,600.00            90,578.13            983,559.79
Principal Deposits - Prin. Funding Account                  0.00                    0.00                 0.00                  0.00
Principal Distributions                                     0.00                    0.00                 0.00                  0.00
Total Distributions                                   828,381.67               64,600.00            90,578.13            983,559.79
Ending Certificates Balance                       588,200,000.00           40,800,000.00        51,000,000.00        680,000,000.00



D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

   1.  Total amount of the distribution:                                $1.41

   2.  Amount of the distribution in
       respect of Class A Monthly Interest:                             $1.41

   3.  Amount of the distribution in
       respect of Class A Outstanding Monthly
       Interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of Class A Additional Interest:                          $0.00

   5.  Amount of the distribution in
       respect of Class A Principal:                                    $0.00

E. Class A Investor Charge-Offs and Reimbursement of Class A Investor Charge-Offs on such Distribution Date.

   1.  Total amount of Class A Investor Charge-Offs:                    $0.00

   2.  Amount of Class A Investor Charge-Offs per
       $1,000 original certificate
       principal amount:                                                $0.00

   3.  Total amount reimbursed in respect of
       Class A Investor Charge-Offs:                                    $0.00

   4.  Amount reimbursed in respect of
       Class A Investor Charge-Offs per $1,000
       original certificate principal amount:                           $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the Class A Certificates
       exceeds the Class A Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

F. Information regarding distributions in respect of the Class B Certificates, per $1,000 original certificate principal amount.

   1.  The total amount of the distribution:                            $1.58

   2.  Amount of the distribution in
       respect of class B monthly interest:                             $1.58

   3.  Amount of the distribution in
       respect of class B outstanding monthly
       interest:                                                        $0.00

   4.  Amount of the distribution in
       respect of class B additional interest:                          $0.00

   5.  Amount of the distribution in
       respect of class B principal:                                    $0.00

G. Amount of reductions in Class B Invested Amount pursuant to clauses (c), (d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

   1.  The amount of reductions in Class B
       Invested Amount pursuant to clauses
       c), (d), and (e) of the definition
       of Class B Invested Amount:                                      $0.00

   2.  The amount of reductions in the Class B
       Invested Amount set forth in
       paragraph 1 above, per $1,000 original
       certificate principal amount:                                    $0.00

   3.  The total amount reimbursed in respect of
       such reductions in the Class B
       Invested Amount:                                                 $0.00

   4.  The amount set forth in paragraph 3 above,
       per $1,000 original certificate
       principal amount:                                                $0.00

   5.  The amount, if any, by which the outstanding
       principal balance of the  Class B Certificates
       exceeds the Class B Invested Amount after giving
       effect to all transactions on such Distribution
       Date:                                                            $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

   1.  Total amount distributed to the Collateral
       Interest Holder:                                            $90,578.13

   2.  Amount distributed in respect of Collateral
       Monthly Interest:                                           $90,578.13

   3. Amount distributed in respect of Collateral
       Additional Interest:                                             $0.00

   4.  The amount distributed to the Collateral
       Interest Holder in respect of principal
       on the Collateral Invested Amount:                               $0.00

I. Amount of reductions in Collateral Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Collateral Invested Amount.

   1.  The amount of reductions in the Collateral
       Invested Amount pursuant to
       clauses (c), (d), and (e) of the
       definition of Collateral Invested Amount:                        $0.00

   2.  The total amount reimbursed in respect of
       such reductions in the Collateral
       Invested Amount:                                                 $0.00

J. Application of Reallocated Investor Finance Charge Collections.

   1.  Class A Available Funds:                                  9,161,306.53

       a. Class A Monthly Interest:                               $828,381.67
       b. Class A Outstanding Monthly Interest:                         $0.00
       c. Class A Additional Interest:                                  $0.00
       d. Class A Investor Default Amount
          (Treated as Available Principal Collections):         $2,747,918.07
       e. Excess Spread:                                        $5,585,006.80

   2.  Class B Available Funds:                                   $635,466.35

       a. Class B Monthly Interest:                                $64,600.00
       b. Class B Outstanding Monthly Interest:                         $0.00
       c. Class B Additional Interest:                                  $0.00
       d. Excess Spread:                                          $570,866.35

   3.  Collateral Available Funds:                                $794,332.94

       a. Excess Spread:                                          $794,332.94

   4.  Total Excess Spread:                                     $6,950,206.08

K. Reallocated Principal Collections.

   1.  Principal Allocation Percentage:                              77.3831%

   2.  Series 2003-4 Allocable Principal
       Collections:                                           $203,249,433.64

   3.  Principal Allocation Percentage of
       Series 2003-4 Allocable Principal Collections:         $157,280,807.46

   4.  Reallocated Principal Collections
       Required to fund the Required Amount:                            $0.00

   5.  Item 3 minus item 4:                                   $157,280,807.46

   6.  Shared Principal Collections from other
       Series allocated to Series 2003-4:                                 N/A

   7.  Other amounts Treated as Available Principal
       Collections:                                             $3,176,783.89

   8.  Available Principal Collections
       (total of 5., 6. & 7.):                                $160,457,591.35

L. Application of Available Principal Collections during Revolving Period.

   1.  Collateral Invested Amount:                             $51,000,000.00

   2.  Required Collateral Invested Amount:                    $51,000,000.00

   3.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                        $0.00

   4.  Treated as Shared Principal Collections:               $160,457,591.35

M. Application of Principal Collections During Accumulation or Amortization Period.

   1.  Principal Funding Account:                                         N/A

   2.  Excess of Collateral Invested Amount
       over Required Collateral Invested Amount:                          N/A

   3.  Principal Distribution:                                            N/A

   4.  Treated as Shared Principal Collections:                           N/A

N. Application of Excess Spread and Excess Finance Charge Collections Allocated to Series 2003-4

   1.  Excess Spread:                                           $6,950,206.08
   2.  Excess Finance Charge Collections:                               $0.00
   3.  Applied to fund Class A Required Amount:                         $0.00
   4.  Class A Investor Charge-Offs treated
       as Available Principal Collections:                              $0.00
   5.  Applied to fund Class B overdue Interest:                        $0.00
   6.  Applied to fund Class B Required Amount:                   $190,607.03
   7.  Reduction of Class B Invested Amount
       treated as Available Principal Collections:                      $0.00
   8.  Applied to Collateral Monthly Interest:                     $90,578.13
   9.  Applied to unpaid Monthly Servicing Fee:                 $1,133,333.33
   10. Collateral Default Amount treated as
       Available Principal Collections:                           $238,258.79
   11. Reduction of Collateral Invested Amount
       treated as Available Principal Collections:                      $0.00
   12. Deposited to Reserve Account:                                    $0.00
   13. Applied to other amounts owed to
       Collateral Interest Holder:                                      $0.00
   l4. Balance:                                                 $5,297,428.80

O. Yield and Base Rate

   1.  Base Rate
       a. Current Monthly Period                                      3.6654%
       b. Prior Monthly Period                                        4.0381%
       c. Second Prior Monthly Period                                 3.4495%

   2.  Three Month Average Base Rate                                  3.7177%

   3.  Series Adjusted Portfolio Yield
       a. Current Monthly Period                                     12.8379%
       b. Prior Monthly Period                                       12.5603%
       c. Second Prior Monthly Period                                12.6931%

   4.  Three Month Average Series Adjusted Portfolio
       Yield                                                         12.6971%